                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  May 10, 2002


                                CABOT CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-5667                     04-2271897
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
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification)
      of incorporation)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
               (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
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              (Registrant's telephone number, including area code)


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                                Page 1 of 5 Pages



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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 10, 2002, the Board of Directors of Cabot Corporation ("Cabot") authorized an increase in the number of shares of its common stock authorized for repurchase from time to time to approximately 5 million shares. The current authorization is for 12.6 million shares, of which approximately 7.6 million have been purchased over the last 18 months. The text of Cabot's News Release dated May 10, 2002 is attached as Exhibit 99.1 to this Current Report on Form 8-K.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         The following exhibit is filed herewith:

         99.1     Text of News Release dated May 10, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CABOT CORPORATION



                                          By: /s/ John A. Shaw
                                             -----------------------------------
                                             John A. Shaw
                                             Executive Vice President and Chief
                                             Financial Officer




Date:  May 14, 2002



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER              TITLE                                                  PAGE
-------             -----                                                  ----
99.1                News Release dated May 10, 2002.                        5



                                        4